 SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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AMERICHIP INTERNATIONAL, INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

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1)  Title of each class of securities to which transaction applies:

Common Stock $.001 par value common stock

2)  Aggregate number of securities to which transaction applies:

909,572,728 shares of Common Stock as of June 18, 2007

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)  Proposed maximum aggregate value of transaction:

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AmeriChip International, Inc.
24700 Capital Drive
Clinton Township, MI 48036

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the "Information Statement") will be mailed on or about July 6, 2007 to the stockholders of record, as of June 29 2007, of AmeriChip International, Inc., a Nevada corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended.   This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOUARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Four members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until his successor is duly elected and qualified; and

(2)	The appointment of Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants was ratified; and

(3)	The Company’s 2003 Non-Qualified Incentive Stock Option Plan was ratified; and

(4)
The amendment to the Articles of Incorporation to increase the authorized shares of common stock to 1,000,000,000, par value $.00001 and   establish a class of preferred shares, totaling 1,000,000,000, par value $.00001,  was ratified; and

(5)	Enacted a one for seven reverse stock split, to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the election of the members of the Board of Directors, appointment of the auditors, ratification of the 2003 Non-Qualified Incentive Stock Option Plan and amendment to the Articles to include a preferred stock.  Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
WILL BE HELD TO CONSIDER  ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

By:	/s/ Marc A. Walther
Marc A. Walther
Chief Executive Officer

June ____, 2007

AmeriChip International, Inc.
24700 Capital Drive
Clinton Township, MI 48036

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)	Four members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2006 or until his successor is duly elected and qualified; and

(2)	The appointment of Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants was ratified; and

(3)	The Company’s 2003 Non-Qualified Incentive Stock Option Plan was ratified; and

(4)
The amendment to the Articles of Incorporation to increase the authorized shares of common stock to 1,000,000,000, par value $.00001 and establish a class of preferred shares, totaling 1,000,000,000, par value $.00001,  was ratified; and

(5)	Enacted a one for seven reverse stock split, to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

The Board of Directors has fixed the close of business on June 29, 2007, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business June 29, 2007, the Record Date, are entitled to notice of the action to be effective on or about July 10, 2007. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•
Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

•
Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

We were incorporated in the State of Nevada on October 17, 2000 as Southborrough Technology Corporation.

On March 9, 2001 we changed our name to Southborrough Ventures, Inc. We were in the business of mineral exploration but initially relied upon the mineral exploration of others and never conducted any mineral exploration ourselves. We obtained an option to acquire a 100% interest in a mineral claim located in the Slocan Mining District Province of British Columbia, Canada. We referred to this mineral claim as the Cedar mineral claim. This option was exercisable by us completing further cash payments and share issuances to the option or and by completing minimum required exploration expenditures on the Cedar mineral claim. We allowed the option on this claim to expire on or about June 30, 2003.

Our objective was to conduct mineral exploration activities on the Cedar mineral claim in order to assess whether the claim possessed commercially exploitable reserves of silver, lead or zinc. We were unable to identify any commercially exploitable reserves. Our proposed exploration program was designed to search for commercially exploitable deposits.

On February 27, 2003, our board of directors approved the termination of our exploration activity and the acquisition of the AmeriChip Laser Assisted Chip Control (“LACC”) technology.

On February 27, 2003 our Board of Directors signed an Agreement and Plan of Reorganization with AmeriChip Ventures, Inc. (“AVI”), of Detroit, Michigan to acquire100% of the outstanding common stock of AVI, in exchange for 60 million shares of our common stock.

On March 22, 2003 the terms of the Agreement and Plan of Reorganization dated February 27, 2003 were consummated pursuant to which we, AVI, and AVI shareholders agreed to effect a reorganization under Section 368 (a) (1) (B) of the Internal Revenue Code of 1986, as amended. Pursuant to the Agreement and Plan of Reorganization, we acquired all of the issued and outstanding shares of AVI’s common stock with the result that AVI is now our wholly owned subsidiary corporation.

In exchange, for the shares of AVI, we issued 60 million shares common stock to David Howard, the former Chairman of our Board of Directors, Marc Walther, our Chief Executive Officer, and Ed Rutkowski, a member of our Board of Directors. Each of the foregoing individuals received 20 million shares of common stock and were the sole shareholders of AVI.

Although management believes that the expectations reflected in the forward-looking statements are reasonable, management cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither management nor any other persons assumes responsibility for the accuracy and completeness of such statements.

On January 21, 2003, Ed Rutkowski, transferred his patent, which covers the technology discussed below, to AVI. In consideration of the transfer of the patent, we were obligated to pay the following: Messrs Howard, Walther and Rutkowski, each received US $1 million payable at the rate of $10,000 on or before the first day of each calendar month beginning September 1, 2003 with interest accruing on any unpaid balance at the greater of (i) five percent (5%) and (ii) the prime rate plus 1% as reported in the Wall Street Journal on the first business day following each July and January 1, of each year until paid in full. The company may repay any or all of this amount without penalty.

On October 16, 2003, we executed a definitive Asset Purchase Agreement with American Production Machining LLC, a Michigan limited liability company (“APM”) to acquire certain of its assets, pay APM’s outstanding balance to Comerica Bank and, assume $1,900,000 in liabilities owed by APM to Comerica Bank. The agreement expired on January 24, 2004. We were unable to obtain the necessary funding to conclude the transaction. Currently, we have secured the financing resources to pursue this acquisition with our agreement with Cornell Capital. In August 2004, we tendered a bid to the United States Bankruptcy Court to pursue our acquisition of APM.

On April 13th, 2005, the Company on advice of counsel withdrew its offer to purchase the assets of APM.

In December 2003, we changed our name to AmeriChip International, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our capital stock beneficially owned by our directors, the executive officers named in the Summary Compensation Table above and by all directors and executive officers as a group as of June 18, 2007. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of June 18, 2007, we had 909,572,728 shares of common stock outstanding.

Name and Address	Title of Class	Shares Beneficially Owned (1)	Percent of Class(1)

Marc A Walther 24700 Capital Clinton Township MI 48036(Director)	Common	137,000,000	15.06%
Edward Rutkowski 24700 Capital Clinton Township MI 48036 (Director)	Common	137,000,000	15.06%
Thomas P Schwanitz (2) 24700 Capital Clinton Township MI 48036 (Director)	Common	7,666,250	0.842%
Richard H Rossmann (3) 24700 Capital Clinton Township, MI 48036 (Director)	Common	50,500,000	5.55%
Officers and Directors as a Group (4Persons)	Common	332,166,250	36.52%

*	Less than 1%.

(1)
Applicable percentage of ownership is based on 909,572,728 shares of common stock outstanding as of June 18, 2007, together with applicable options for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within sixty days of June 18, 2007,  are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	On January 11,2006 . Thomas Schwanitz was appointed our Chief Financial Officer.

(3)	On April 18, 2006 Mr. Richard H Rossmann was appointed a director of the Company as well as President of AmeriChip Automotive Inc.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The directors and executive officer as of November 30, 2006 are as follows:

Name	Age	Position
Marc Walther	51	C Chief Executive Officer and Director
Thomas Schwanitz	56	Chief Financial Officer, Director
Edward Rutkowski	42	Di Director, Vice President Research & Development
Richard H Rossmann	61	Di Director, President, AmeriChip Automotive Inc.

The following is a brief description of the background of our directors and executive officers.

Background Information

Marc Walther. Mr. Walther is our Chief Executive Officer and a Director since May, 2003. Since May 2003, Mr. Walther has served our Company in several capacities, most recently as its Chief Executive Officer and a director. Prior to joining our Company, Mr. Walther was an original founder in AmeriChip Ventures, Inc. and AmeriChip, Inc. Since 1999 Mr. Walther has also been the owner and President of National Abrasive Systems Company) a manufacturer and distributor of various abrasive products throughout the north-eastern United States. Mr. Walther is still affiliated with that company, which he acquired in 1999.

Edward Rutkowski. Mr. Rutkowski is a member of our Board of Directors and has been serving in that capacity since May 2003. Mr. Rutkowski has also served the Company in a variety of capacities since May 2003, most recently as Vice President Operations / Research & Development and President of AmeriChip Tool and Abrasives. Prior to joining the Company, Mr. Rutkowski founded AmeriChip, Inc. and AmeriChip Ventures in January 2001. Between 1993 and January 2001, Mr. Rutkowski had been employed in various capacities involving product engineering, technical support, distribution and marketing of products within the automotive industry, most recently as a distribution account specialist for Komet of America and prior to working with Komet, Mr. Rutkowski worked as a Supplier Product Engineer for EWIE Company of Romeo, MI. In 1993, Mr. Rutkowski developed and was issued the patent for the AmeriChip laser chip control process which is currently held by AmeriChip.

Thomas Schwanitz. Mr. Schwanitz is Managing Partner of Schwanitz, Hayden & Associates, P.L.C. of Detroit, Michigan, and has a Bachelor of Science - Accounting from Northern Michigan University. His professional affiliations include member of American Institute of Certified Public Accountants, Michigan Association of Certified Public Accountants, Consultant to the Association of Macomb County Life Underwriters and Financial & Estate Planning Councils of Detroit and Macomb County. Mr. Schwanitz is also a member of the Board of Directors for and is the Treasurer of the Mount Clemens General Hospital and on the Board of Trustees for Baker College, Mount Clemens.

Richard H Rossmann Mr. Rossmann was part of the executive team that rebuilt Chrysler's ailing manufacturing structure in the early 1980s. In the 1990s, Richard Rossmann was hand picked by Richard E. Dauch, Co-Founder, Chairman and Chief Executive Officer of American Axle & Manufacturing to lead the manufacturing revitalization as Vice President of Manufacturing for the multi-billion dollar former General Motors driveline division.

Mr. Rossmann attended Penn State's MBA School of International Business. Mr. Rossmann has spent over 30 years designing and building world-class manufacturing operations in six countries on four continents for such companies as Chrysler and American Axle. For the last decade, Mr. Rossmann has owned Symtec, Inc., a manufacturing systems technology company providing consulting expertise for major manufacturing, acquisition and joint venture projects for Fortune 100 companies.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange

Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, as of June 17, 2007, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

Audit Committee

The principal functions of the Audit Committee is to recommend the annual appointment of the Company’s auditors concerning the scope of the audit and the results of their examination, to review and approve any the Company’s internal control procedures. Our audit committee consists of Mr. Thomas Schwanitz who is Chairman of the Committee and Mr. Mark Tuscany, a certified public accountant and Ms. Rhonda Windsor, President of AmeriChip Canada Inc. The Board of Directors believes that the Audit Committee, is capable of concluding that the Company’s disclosure controls and procedures were effective for purposes of the Securities Exchange Act of 1934 filings with the Securities and Exchange Commission. The full audit committee is currently being constituted and will have two outside directors, one of which will be the chairman.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended November 30, 2006, 2005 and 2004, paid to our most highly compensated executive officers.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
				Awards
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Award(s)	Securities Underlying Options	All Other Compensation
Marc Walther	2006	$116,975.00	—	17,000,000	—	—
Chief Executive Officer and	2005	$55,094.96	—	—	—	—
member of the Board of Directors	2004	$0	—	—	—	—

Thomas Schwanitz	2006	$0		—
Chief Financial Officer and	2005
Director

Ed Rutkowski	2006	$123,001.00	—	17,000,000	—	—
Director, Vice President of Research and	2005	$55,639.55	—	—	—	—
D Development	2004	$0	—	—	—	—

Richard Rossmann	2006	$0	—	20,000,000	—	—
Director, President and Chief
Operating Officer

D David Howard	2005	$0	—	—	—	—
F Former Chairman of the Board of Directors	2004	$0	—	—	—	—
and former Officer	2003	$0	—	—	—	—

Aggregated Option Exercises in Last Fiscal Year And Fiscal
Year-End Option Values

The Company has not issued any stock options to any of the executive officers listed in the Summary Compensation Table above.

Compensation of Directors

We have no standard arrangement pursuant to which our Directors are compensated for services provided as a Director.

Employment Agreements

On October 22, 2003, the Board of Directors approved the AmeriChip International Inc. 2003 Nonqualified Stock Option Plan under which employees, officers, directors and consultants are eligible to receive grants of stock options. AmeriChip reserved a total of 20,000,000 shares of common stock under the 2003 Nonqualified Stock Option Plan. On May 26, 2004 the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 8,000,000 shares of common stock. On June 30, 2005 the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 18,000,000 shares of common stock. On August 8, 2005 the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 20,000,000 shares of common stock. .On September 19, 2005 the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 22,000,000 shares of common stock. On December 12, 2005 the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 35,000,000 shares of common stock. On March 29, 2006, the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 45,000,000 shares of common stock. On July 26, 2006, the Board of Directors amended the Company’s 2003 Nonqualified Stock Option Plan and reserved an additional 40,000,000 shares of common stock. On November 21, 2006, the Board of Directors amended the 2003 Nonqualified Stock Option Plan and reserved an additional 30,000,000 shares of common stock.. The Plan is presently administered by the Board of Directors. Subject to the provisions of the 2003 Nonqualified Stock Option Plan, the Board of Directors has full and final authority to select the individuals to whom options will be granted, to grant the options and to determine the terms and conditions and the number of shares issued pursuant thereto.

Change in Control

There are no arrangements which would result in payments to any officers or directors in the event of a change-in-control of AmeriChip International Inc.

Indemnification

Our Articles of Incorporation and Bylaws provide that we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 22, 2003 the terms of the Agreement and Plan of Reorganization dated February 27, 2003, were consummated pursuant to which we, AVI and AVI shareholders agreed to effect a reorganization under Section 368 (a) (1) (B) of the Internal Revenue Code of 1986, as amended. Pursuant to the Agreement and Plan of Reorganization, we acquired all of the issued and outstanding shares of AVI’s common stock with the result that AVI is now our wholly owned subsidiary corporation. In exchange, for the shares of AVI, we issued 60 million shares common stock to David Howard, the former Chairman of the Board of Directors, Marc Walther, who was at that time the President and Chief Executive Officer, and Ed Rutkowski, one of our directors. Each of the foregoing individuals received 20 million shares of common stock and were the sole shareholders of AVI.

On January 21, 2003, Ed Rutkowski, transferred his patent, which covers the technology discussed hereinafter, to AVI. In consideration of the transfer of the patent, we were obligated to pay the following:

Messrs Howard, Walther and Rutkowski, were each to  receive US $1 million payable at the rate of $10,000 on or before the first day of each calendar month beginning September 1, 2003 with interest accruing on any unpaid balance at the greater of (i) five percent (5%) and (ii) the prime rate plus 1% as reported in the Wall Street Journal on the first business day following each July and January 1, of each year until paid in full. The Company may repay any or all of this amount without penalty. Messrs Howard, Walther and Rutkowski agreed to a suspension in payments until the Company began  generating revenues from operations; however, the amounts owed continued to accrue.

The Company has a related party payable for advances from shareholders totaling $85,086 and $91,373 as of November 30, 2006 and 2005, respectively. These advances are uncollateralized, non-interest bearing and are payable upon demand.

Mr. Walther is the President of National Abrasives System, Co. He is also the President/ CEO and Director of our Company. In the transaction with National Abrasives System, Co., Mr. Walther received a note from the Company for $250,000. During the Company’s Board of Directors meeting held to approve the purchase of National Abrasives System, Co., Mr. Walther abstained from voting.

In January 2003, the Company entered into a cancelable licensing agreement for patented technology (see Note 9) with three shareholders which required aggregate payments of $1,000,000 to each of the three shareholders, payable in monthly installments of $10,000 to each shareholder. Interest on the unpaid principal is accrued at prime plus 1% or 5%, whichever is greater.. The accrued principal due the shareholders at November 30, 2006 and November 30, 2005 was $460,000 and $1,020,000 respectively and is included in the related party payable. The accrued interest on the principal is $186,248 and 412,499 as of November 30, 2006 and 2005, respectively, and is included in the accrued interest The Company recognized expenses totaling $1,440,000 and $360,000 for the years ended November 30, 2006 and 2005, respectively under the licensing agreement as license expense.

Conversion of Related Party Debt

During the year ended November 30, 2006, the Company entered into a stock purchase agreement with two of these shareholders, whereby the Company issued 24,000,000 shares of common stock to the shareholders at a price of $0.085 per share, for a total price of $2,040,000, in full payment of principal and interest payments related to two of the three license agreements. The issue price of these shares was less than the principal and interest due to these two shareholders in the aggregate amount of $2,284,584 under the licensing agreements, resulting in income from forgiveness of debt in the amount of $244,584 being recognized during the year ended November 30, 2006 as an increase in additional paid-in capital. During the year ended November 30, 2006, the remaining shareholder assigned his interest in the obligation owed to him by the Company to an outside entity. AmeriChip was not a party in this assignment agreement. As of November 30, 2006 and 2005, the principal amount due to the shareholders under the licensing agreement was $460,000 and $1,020,000, respectively, and is included in the related party payable. The accrued interest on the principal is $186,248 and $412,499, respectively, and is included in accrued interest. As of November 30, 2006, the Company was obligated for only one of the license agreements, while the Company was obligated for three agreements as of November 30, 2005.

We believe that the above referenced transactions was made on terms no less favorable to us than could have been obtained from an unaffiliated third party. Furthermore, any future transactions or loans between us and our officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors.

INDEPENDENT PUBLIC ACCOUNTANTS

We have had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with any of our accountants for the year ended November 30, 2006.

We have not had any other changes in nor have we had any disagreements, whether or not resolved, with our accountants on accounting and financial disclosures during our two recent fiscal years or any later interim period, except that on June 18, 2007, we dismissed Williams & Webster, P.S. as the Company's independent certified public accountants and  engaged Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants.

STOCK OPTIONS AND WARRANTS

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” defines a fair value-based method of accounting for stock options and other equity instruments. The Company has adopted this method, which measures compensation costs based on the estimated fair value of the award and recognizes that cost over the service period.

In December, 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (R) (revised 2004), “Share-Based Payments” (hereinafter “SFAS No. 123 (R)”). This statement replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation”, and supersedes APB Statement Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123 (R) establishes standards for the accounting of share-based payment transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This statement covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based award, share appreciation rights and employee share purchase plans. SFAS 123 (R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the fair value of the award on the grant date (with limited exceptions). That cost will be recognized in the entity’s financial statements over the period during which the employee is required to provide services in exchange for the award. The Company was previously reporting in compliance with SFAS No. 123.

Stock Options

On October 22, 2003, the Company’s board of directors approved the AmeriChip International Inc. 2003 Non-Qualified Incentive Stock Option Plan (hereinafter “the Plan”), which as amended through November 30, 2005, allowed the Company to issue up to 88,000,000 shares of the Company’s common stock to officers, directors, employees and consultants. All 88,000,000 shares issuable in accordance with the Plan have been registered with the Securities and Exchange Commission on Form S-8. In the year ended November 30, 2005 and 2004, the Company granted 59,250,000 and 20,000,000 stock options, respectively, to consultants for marketing and advisory services under this plan. As of November 30, 2005, there were 8,750,000 options remaining under this plan. All other registered shares under this plan were issued in periods prior to the fiscal year ending November 30, 2005. There were no options issued to officers, directors, or employees during the year ending November 30, 2005.

During the year ended November 30, 2005, options totaling 59,250,000 were granted and exercised at a weighted average price of $0.05 per share for $2,724,980 of consulting fees provided to the Company. When applicable, these options were valued pursuant the terms of the related consulting agreements. The remaining options were valued at the market price on the date of grant. All options were exercised immediately upon grant, and therefore the Company has deemed that no additional value should be assigned to the options. The value of the services provided as a result of these share based payments was determined in accordance with SFAS 123 and SFAS 123 (R).

During the year ended November 30, 2006, the Company registered an additional 150,000,000 shares of common stock under this plan. During the same fiscal year, 125,526,640 options were granted and exercised under this plan at an average price of $0.04 per share for $5,702,084 of consulting and advisory services. These options were valued at the market price on the date of grant. All options were exercised immediately upon grant, and therefore the Company has deemed that no additional value should be assigned to the options. As of November 30, 2006, there were 33,223,360 options available to be issued under this plan.

On January 31, 2007, the Company’s Board of Directors voted to increase the registered number of shares available pursuant the Company’s Non-Qualified Stock Option Plan by an additional 60,000,000 shares.

During the three month period ending February 28, 2007, the Company registered an additional 60,000,000 shares of common stock under this plan. During this same three month period, 75,490,317 options were exercised under this plan at an average price of $0.029 per share for $2,177,934 of consulting and advisory services. The options were valued at the market price on the date of grant. These options were exercised immediately upon grant, and therefore the Company deemed that no additional value should be assigned to the options. As of February 28, 2007, there were 17,733,043 options available to be issued under the plan.

The following is a summary of stock option activity:

	Number of Shares Under the Option Plan	Weighted Average Exercise Price

Outstanding December 1, 2005	-	-
Granted	125,526,640	$0.04
Exercised or expired	(125,526,640)	(0.04)
Outstanding November 30, 2005	-	$-
Weighted average fair value of
options granted during the
period ended November 30, 2005		$-

Outstanding December 1, 2006	-	$-
Granted	75,490,317	0.029
Exercised or expired	(75,490,317)	(0.029)
Outstanding February 28, 2007	-	$-
Weighted average fair value of
options granted during the
period ended February 28, 2007		$-

Warrants

The fair value of common stock and warrants issued in the fiscal years ending November 30, 2006 was estimated on the grant date using the Black-Scholes Option Price Calculation with the following assumptions: risk-free interest rate is 4%, volatility is 148%, expected life is .5 to 3 years, and there is no dividend yield.

During the year ended November 30, 2006, warrants were issued pursuant to a consulting agreement to acquire 1,000,000 shares of common stock at an exercise price of $0.08. The fair value of the warrants, which was determined on the date of grant, was $24,300. Also, during the year ended November 30, 2006, warrants were issued pursuant a consulting agreement to acquire 1,250,000 shares of common stock at an exercise price of $0.12. The fair value of the warrants, which was determined on the date of grant, was $27,000. Additionally, during the year ended November 30, 2006, warrants were issued pursuant a consulting agreement to acquire 1,375,000 shares of common stock at an exercise price of $0.05. The fair value of the warrants, which was determined on the date of grant, was $37,538.

During the year ended November 30, 2006, warrants were issued pursuant to an agreement with an officer and director to acquire 10,000,000 shares of common stock at no exercise price. The maturity of these warrants was six months from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the fair market value of the corresponding stock as of the grant date of $0.03 per share. As a result, the fair value of these warrants on the date of grant was determined to be $300,000.

Additionally, during the year ended November 30, 2006, these warrants expired before being exercised by the holder. In accordance with SFAS 123(R), this modification of the terms of the warrant was treated as an exchange of the original warrant for a new warrant. This exchange resulted in additional consulting expense in the amount of $76,548, based upon the weighted average fair market value of the stock between the maturity date of the expired warrants and the exercise date of the new warrants that resulted from this exchange. Due to fact that these warrants expired before they were exercised, they were reflected as cancelled warrants, replaced by new warrants deemed to be exchanged for these expired warrants.

During the year ended November 30, 2006, these warrants were exercised by the warrant holder. As a result, 10,000,000 shares of the Company’s common stock were issued to the warrant holder for no cash in full exercise of these warrants. The fair market value of the common stock issued for the exercise of these warrants was $0.03 per share, for a cumulative value of $300,000 related to the shares issued. The excess value of the warrants over their exercise price in the amount of $76,548 was included in additional paid in capital.

During the year ended November 30, 2006, a second set of warrants was issued pursuant an agreement with the same officer and director that exercised the aforementioned warrants to acquire 10,000,000 shares of the Company’s common stock. These warrants were issued with no exercise price. The maturity of these warrants is six months from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the fair market value of the corresponding stock as of the grant date of $0.03 per share. As a result, the value of these warrants on the grant date was determined to be $300,000.

Accordingly, the fair value of all warrants issued by the Company during the year ended November 30, 2006 was $765,386, while the fair value of all warrants exercised during the year was $376,548. As a result, warrants with a fair value of $388,838 were outstanding as of November 30, 2006.

During the three months ended February 28, 2007, warrants were issued pursuant to an agreement with another officer and director to acquire 100,000,000 shares of common stock at no exercise price. The maturity of these warrants is 5 years from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the average fair market value for the 15 day period prior to the grant date of the corresponding stock of $0.026 per share. As a result, the fair value of these warrants on the date of grant was determined to be $2,600,000.

During the three months ended February 28, 2007, warrants were issued pursuant to an agreement with another officer and director to acquire 20,000,000 shares of common stock at no exercise price. The maturity of these warrants is 5 years from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the average fair market value for the 15 day period prior to the grant date of the corresponding stock of $0.026 per share. As a result, the fair value of these warrants on the date of grant was determined to be $520,000.

During the three months ended February 28, 2007, warrants were issued pursuant to an agreement with another officer and director to acquire 5,000,000 shares of common stock at no exercise price. The maturity of these warrants is 5 years from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the average fair market value for the 15 day period prior to the grant date of the corresponding stock of $0.026 per share. As a result, the fair value of these warrants on the date of grant was determined to be $130,000.

During the three months ended February 28, 2007, warrants were issued pursuant to an agreement with a key employee to acquire 500,000 shares of common stock at no exercise price. The maturity of these warrants is 5 years from the grant date. Due to the lack of a specific exercise price, the Black-Scholes Option Price Calculation could not be used in order to determine the fair value of the warrants on the date of grant. Accordingly, the fair value of these warrants was estimated to be the average fair market value for the 15 day period prior to the grant date of the corresponding stock of $0.026 per share. As a result, the fair value of these warrants on the date of grant was determined to be $13,000.

Summarized information about stock warrants outstanding and exercisable at February 28, 2007 and the fiscal year ended November 30, 2006 are as follows:

	Number of warrants	Weighted Average Remaining Life	Average exercise price
During the year ended November 30, 2006:
Issued	33,625,000	.69		$0.034
Cancelled	(10,000,000)	-		-
Exercised	(10,000,000)	.50		$0.030
Total warrants outstanding at November 30, 2006	13,625,000	.60		$0.037
Total unexercised warrants at November 30, 2005	13,625,000	.60		$0.037
During the three months ended February 28, 2007:
Issued	226,900,000	4.83		$0.026
Cancelled	-	-		-
Exercised	-	-		-
Total warrants outstanding at February 28, 2007	240,525,000	4.55		$0.027
Total unexercised warrants at February 28, 2007	240,525,000	4.55	$

The following is the summarized information about stock warrants outstanding and exercisable at the fiscal years ended November 30, 2006 and 2005:

RE-APPOINTMENT OF THE BOARD OF DIRECTORS

The Board of Directors were re-appointed by a quorum of members of the Board of Directors and will hold office until the Company's Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified. Their names and biographies of the Board of Directors are below:

Name	Age	Position
Richard H Rossman	61	Director
Marc A. Walther	51	Chief Executive Officer, Chairman of the Board of Director
Edward D. Rutkowski	42	Director
Thomas P. Schwanitz	56	Chief Financial Officer, Director

Marc A. Walther, Mr. Walther is our Chief Executive Officer and a Director since May, 2003. Since May 2003, Mr. Walther has served our Company in several capacities, most recently as its Chief Executive Officer and a director. Prior to joining our Company, Mr. Walther was an original founder in AmeriChip Ventures, Inc. and AmeriChip, Inc. Since 1999 Mr. Walther has also been the owner and President of National Abrasive Systems Company) a manufacturer and distributor of various abrasive products throughout the north-eastern United States. Mr. Walther is still affiliated with that company, which he acquired in 1999.

Richard H Rossmann Mr. Rossmann was part of the executive team that rebuilt Chrysler's ailing manufacturing structure in the early 1980s. In the 1990s, Richard Rossmann was hand picked by Richard E. Dauch, Co-Founder, Chairman and Chief Executive Officer of American Axle & Manufacturing to lead the manufacturing revitalization as Vice President of Manufacturing for the multi-billion dollar former General Motors driveline division.

Mr. Rossmann attended Penn State's MBA School of International Business. Mr. Rossmann has spent over 30 years designing and building world-class manufacturing operations in six countries on four continents for such companies as Chrysler and American Axle. For the last decade, Mr. Rossmann has owned Symtec, Inc., a manufacturing systems technology company providing consulting expertise for major manufacturing, acquisition and joint venture projects for Fortune 100 companies.

Edward D. Rutkowski, Mr. Rutkowski is a member of our Board of Directors and has been serving in that capacity since May 2003. Mr. Rutkowski has also served the Company in a variety of capacities since May 2003, most recently as Vice President Operations / Research & Development and President of AmeriChip Tool and Abrasives. Prior to joining the Company, Mr. Rutkowski founded AmeriChip, Inc. and AmeriChip Ventures in January 2001. Between 1993 and January 2001, Mr. Rutkowski had been employed in various capacities involving product engineering, technical support, distribution and marketing of products within the automotive industry, most recently as a distribution account specialist for Komet of America and prior to working with Komet, Mr. Rutkowski worked as a Supplier Product Engineer for EWIE Company of Romeo, MI. In 1993, Mr. Rutkowski developed and was issued the patent for the AmeriChip laser chip control process which is currently held by AmeriChip.

Thomas P. Schwanitz, Mr. Schwanitz is Managing Partner of Schwanitz, Hayden & Associates, P.L.C. of Detroit, Michigan, and has a Bachelor of Science - Accounting from Northern Michigan University. His professional affiliations include member of American Institute of Certified Public Accountants, Michigan Association of Certified Public Accountants, Consultant to the Association of Macomb County Life Underwriters and Financial & Estate Planning Councils of Detroit and Macomb County. Mr. Schwanitz is also a member of the Board of Directors for and is the Treasurer of the Mount Clemens General Hospital and on the Board of Trustees for Baker College, Mount Clemens.

Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF APPOINTMENT OF  NEW AUDITORS

         The Board of Directors appointed and the holders of the majority of the outstanding voting capital stock of the Company have ratified the appointment of  Jewett, Schwartz, Wolfe & Associates as the Company's independent certified public accountants.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF THE COMPANY’S
2003 NON-QUALIFIED STOCK OPTION PLAN

2003 Non- Qualified Stock Option Plan

On October 22, 2003, the Company’s board of directors approved the AmeriChip International Inc. 2003 Non-Qualified Incentive Stock Option Plan (hereinafter “the Plan”), which as amended through November 30, 2005, allowed the Company to issue up to 88,000,000 shares of the Company’s common stock to officers, directors, employees and consultants. All 88,000,000 shares issuable in accordance with the Plan have been registered with the Securities and Exchange Commission on Form S-8. In the year ended
November 30, 2005 and 2004, the Company issued 59,250,000 and 20,000,000 stock options, respectively, to consultants for marketing and advisory services under this plan.

As of November 30, 2005, there were 8,750,000 options remaining under this plan. All other registered shares under this plan were issued in periods prior to the fiscal year ending November 30, 2005. There were no options issued to officers, directors or employees during the year ended November 30, 2005.

During the year ended November 30, 2005, options totaling 59,250,000 were granted and exercised at a weighted average price of $0.05 per share for $2,724,980 of consulting fees provided to the Company. When applicable, these options were valued pursuant the terms of the related consulting agreements. The remaining options were valued at the market price on the date of grant. All options were exercised immediately upon grant, and therefore the Company has deemed that no additional value should be assigned to the options.

The value of the services provided as a result of these share based payments was determined in accordance with SFAS 123 and SFAS 123 (R). During the year ended November 30, 2006, the Company registered an additional 150,000,000 shares of common stock under this plan. During the same fiscal year, 125,526,640 options were exercised under this plan at an average price of $0.04 per share for $5,702,084 of consulting and advisory services. These options were valued at the market price on the date of grant. All options were exercised immediately upon grant, and therefore, the Company has deemed that no additional value should be assigned to the options.

As of November 30, 2006, there were 33,223,360 options available to be issued under this plan. During the three month period ending February 28, 2007, the Company registered an additional 60,000,000 shares of common stock under this plan. During this same three month period, 75,490,317 options were exercised under this plan at an average price of $0.029 per share for $2,177,934 of consulting and advisory services. The options were valued at the market price on the date of grant. These options were exercised immediately upon grant, and therefore the Company deemed that no additional value should be assigned to the options. As of February 28, 2007, there were 17,733,043 options available to be issued under the plan.

The following is a summary of stock option activity:

	Number of Shares Under the Option Plan	Weighted Average Exercise Price

Outstanding December 1, 2005	-	-
Granted	125,526,640	$0.04
Exercised or expired	(125,526,640)	(0.04)
Outstanding November 30, 2005	-	$-
Weighted average fair value of
options granted during the
period ended November 30, 2005		$-

Outstanding December 1, 2006	-	$-
Granted	75,490,317	0.029
Exercised or expired	(75,490,317)	(0.029)
Outstanding February 28, 2007	-	$-
Weighted average fair value of
options granted during the
period ended February 28, 2007		$-

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

APPROVE AN INCREASE IN AUTHORIZED COMMON STOCK AND A NEW CLASS OF PREFERRED SHARES

MATERIAL TERMS OF THE NEW CLASS OF PREFERRED SHARES

Following becoming effective after we file Articles of Amendment to our Articles of Incorporation, we will be  authorized to issue up to 1,000,000,000 shares of common stock, par value $0,.0001, and 1,000,000,000 shares of preferred stock, $0.0001 par value.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issued upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to two votes for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders, except that a plurality is required for the election of directors. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our directors, and the holders of the remaining shares by themselves cannot elect any directors. Holders of common stock are entitled to receive dividends, if and when declared by our board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding, including but not limited to, the preferred stock.

Preferred Stock

Our board of directors will have the authority, without further action by the shareholders, to issue such shares of preferred stock in one or more series and to fix the rights, preferences and the number of shares constituting any series or the designation of such series. The issuance of preferred stock may have the effect of delaying or preventing a change in control or make removal of our management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of the common stock and may adversely affect the voting and other rights of the holders of common stock.

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to create a new class of preferred shares.

MATERIAL TERMS OF THE REVERSE SPLIT

The Board has unanimously adopted a resolution to effect a one-for-seven (1:7) reverse stock split (the "Reverse Split") of the Common Stock. The Board believes that the Reverse Split is in the Company's best interests, principally because it may increase the trading price of the Common Stock. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. For example, the closing price of the shares of common stock as reported on the Over the Counter Bulletin Board on June 18, 2007 was $0.013 per share (thus, the Reverse Split may result in a price of $0.013 per share although no guarantees can be given that the price would remain at this level). In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives.

As of June 18, 2006, there are 637,811,446 shares of common stock issued and outstanding. The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 637,811,446 to approximately up to 91,115,920, thus leaving 908,884,080 shares available for issuance following the Reverse Split. We have no plans, proposals, or arrangements, written or otherwise, at this time to issue any of the additional authorized shares at his time.

The Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We will, in the filing of our Articles of Amendment to our Articles of Incorporation, retain the authorized shares at 1,000,000,000 shares at a par value of $0.0001.

No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter's rights of appraisal in connection with the above actions.

Additional Information

If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

 We filed our annual report for the fiscal year ended November 30, 2006 on Form 10-KSB with the SEC.  A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB/A for the fiscal year ended November 30, 2006.

Quarterly Report on Form 10-QSB for the quarter ended February 28, 2007.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended November 30, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein.  The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,

By:	/s/ Marc A. Walther
MARC A. WALTHER
Date: June 29, 2007

Attachment A

AMERICHIP INTERNATIONAL, INC.

AMENDED AND RESTATED

2003 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I
Purpose of Plan

This AMENDED AND RESTATED 2003 NONQUALIFIED STOCK OPTION PLAN (the "Plan") of AMERICHIP INTERNATIONAL, INC. (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II
Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

"Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Committee shall be composed of one or more persons as from time to time are appointed to serve by the Board and may be members of the Board or in the alternative, the Plan may be administered by the entire Board.

"Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

"Company" shall mean AMERICHIP INTERNATIONAL, INC., a Nevada corporation, and any parent or subsidiary corporation of AMERICHIP INTERNATIONAL, INC., as such terms are defined in Section 425(e) and 425(f), respectively of the Code.

"Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

"Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

"Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III
Administration of the Plan

1.   The Committee or Board shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.   The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.   The Committee or Board may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be contrary to the best interest of the Company and its shareholders as set forth more fully in paragraph 8 of Article X of the Plan.

4.   The Board or the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.   Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.   Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.   No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.   The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV
Shares Subject to the Plan

1.   The total number of shares of the Company available for grants of Stock Options under the Plan shall be 230,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.   If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V
Stock Option Terms and Conditions

1.   Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services relating to the operation, development and growth of the Company.

2.   Determination of the option price per share for any stock option issues hereunder shall rest in the sole and unfettered discretion of the Committee.

3.   All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.   All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

5.   No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.   A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full exercise price of such Common Shares, as fully set forth in paragraph 7 of this Article V. The payment of the exercise price may be offset against a debt owed by the Company to the Optionee.   No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.   The exercise price of a Stock Option, or portion thereof, may be paid:

A.   In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price or offset against an existing debt owed by the Company to the Optionee; or,

B.   At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate fair market value (determined as the average of the highest and lowest reported sales prices on the Common Shares as of the date of exercise of the NQSO, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place), as of the date of the NQSO exercise equal to the option price, provided such tendered shares, or any derivative security resulting in the issuance of Common Shares, have been owned by he Optionee for at least 30 days prior to such exercise; or,

C.   By a combination of both A and B above.

8.   The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

9.   With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.   Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.   No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12. Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

ARTICLE VI
Adjustments or Changes in Capitalization

1.   In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A.   Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B.   Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

C.   Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.   The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII
Merger, Consolidation or Tender Offer

1.   If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.   In the event that:

A.   Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B.   A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

C.   There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered b y the Stock Option, as determined by the Committee at such time.

3.   Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired purchase to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.   Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer of the change of control, whichever occurs earlier.

ARTICLE VIII
Amendment and Termination of Plan

1.   The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.   No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.   The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.   No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX
Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X
Miscellaneous Provisions

1.   No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.   Any expenses of administering this Plan shall be borne by the Company.

3.   The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.   The place of administration of the Plan shall be in the state of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the state of Nevada.

5.   Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.   In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suite or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, an against all amount paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.   Stock Options may be granted under this Plan form time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted my vary from the terms and conditions set forth in this Plan to such extent as the Board of Director of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

8.   Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the

Committee. The decision of the Committee as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Companyor any subsidiary corporation in any manner. Further, if Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI
Written Agreement

Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII
Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are cancelled.

Number of Shares: _______________	Date of Grant: _______________

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made this _____ day of __________________, 20____, between ____________________________ (the "Optionee"), and AMERICHIP INTERNATIONAL INC., a Nevada corporation (the "Company").

1.   Grant of Option. The Company, pursuant to the provisions of the AMERICHIP INTERNATIONAL, INC. AMENDED AND RESTATED 2003 Nonqualified Stock Option Plan (the "2003 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option and Purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2003 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2.   Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless such exercise is as to the remaining balance of this Option) on or after __________________, 20___ and on or before _________________, 20___, provided that the cumulative number of Common Shares as to which this Option may be exercised (except as provided in paragraph 1 of Article VI of this 2003 Plan) shall not exceed the following amounts:

Cumulative Number of Shares	Prior to Date (Not Inclusive of)

The Option evidenced hereby shall be exercisable by the deliver to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in case or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof; and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the 2003 Plan) on the date such Shares are received by the Company and applied to payment of the exercise price.

3.   Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 9 of Article V of the 2003 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

AMERICHIP INTERNATIONAL, INC.

BY:	______________________________
Marc Walther, Chief Executive Officer
ATTEST:

________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2003 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee of the Board of Directors administering the 2003 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 10 of Article V of the 2003 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: _________________________________

___________________________________
Optionee

___________________________________
Type or Print Name

___________________________________
Address

___________________________________
Social Security No.

Date:

Secretary,
AMERICHIP INTERNATIONAL, INC.
12933 W. Eight Mile Road
Detroit, Michigan 48235

Dear Sir:

In accordance with paragraph 2 of the Nonqualified Stock Option Agreement evidencing the Option granted to me on _____________________ under the AMERICHIP INTERNATIONAL, INC. AMENDED AND RESTATED 2003 Nonqualified Stock Option Plan, I hereby elect to exercise this Option to the extent of __________________ Common Shares.

Enclosed are (i) Certificate(s) No.(s) ____________________ representing fully-paid common shares of AMERICHIP INTERNATIONAL, INC. endorsed to the Company with signature guaranteed, and/or a certified check payable to the order of AMERICHIP INTERNATIONAL, INC. in the amount of $_______________ as the balance of the purchase price of $______________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the Company as to exercise on Schedule I thereof. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 2003 Plan) on the date this Option exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for federal income tax purposes.

When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:

Include Optionee's address here.

__________________________________
Signature of Optionee

__________________________________
Type or Print Name